                                                                   EXHIBIT 10.22

                                    AGREEMENT
                                       TO
                           INCREASE COMMITMENT AMOUNTS
                           ---------------------------

          THIS AGREEMENT TO INCREASE COMMITMENT AMOUNTS (the "Agreement"), dated as of September 28, 2001, is by and among NVR MORTGAGE FINANCE, INC. ("Borrower"), COMERICA BANK ("Comerica"), NATIONAL CITY BANK OF KENTUCKY
  --------                    --------
("National City Bank"), and U.S. BANK NATIONAL ASSOCIATION, a national banking
  ------------------
association, as a Lender ("U.S. Bank") and as agent (the "Agent") for the
                           ---------                      -----
Lenders party to the Loan Agreement described below.

                                    Recitals
                                    --------

     A. The Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of September 7, 1999, as amended by a Consent, Waiver and First Amendment to Loan Agreement dated as of November 19, 1999, a Second Amendment to Loan Agreement and Second Amendment to Pledge and Security Agreement dated as of September 1, 2000, a Third Amendment to Loan Agreement dated as of February 16, 2001, and a Fourth Amendment to Loan Agreement dated as of August 31, 2001 (as so amended, the "Loan Agreement"), pursuant to which the
                                        --------------
Lenders provide the Borrower with a revolving mortgage warehousing credit facility.

     B. The Borrower, U.S. Bank, Comerica, National City Bank and the Agent desire to increase temporarily the Commitment Amounts of U.S. Bank, Comerica, and National City Bank to herein set forth.

     C. This Agreement is delivered to the Agent by the Borrower, U.S. Bank, Comerica, and National City Bank pursuant to Section 2.1(g) of the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    Article I
                                    ---------

                                   Definitions
                                   -----------

     Section 1.01. Incorporated Definitions. Capitalized terms used in this
                   ------------------------
Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement.

                                   Article II
                                   ----------

                   Concerning the Increased Commitment Amount
                   ------------------------------------------

     Section 2.01. Changes in Commitment Amount. Effective as of September 28,
                   ----------------------------
2001, (the "Increase Date"), the Commitment Amount of U.S. Bank shall be
            -------------
increased from $45 million to $70 million, the Commitment Amount of Comerica shall be increased from $20 million to $28 million, and the Commitment Amount of National City Bank shall be increased from $20 million to $25 million. Effective as of January 1, 2002, (the "Reduction Date"), the Commitment Amount of U.S.
                             --------------
Bank shall be reduced from $70 million to $45 million, the Commitment Amount of Comerica shall be reduced from $28 million to $20 million, and the Commitment Amount of National City Bank shall be reduced from $25 million to $20 million.

     Section 2.02. Warehousing Advances. Each of U.S. Bank, Comerica and
                   --------------------
National City Bank shall make Warehousing advances on the Increase Date, as requested by the Agent, so that in outstanding Warehousing Advances are equal to its respective Commitment Percentage of all Warehousing Advances outstanding on the Increase Date. If the outstanding principal balance of all Warehousing Advances on the Reduction Date exceeds the sum of the Commitment Amounts, after giving effect to the termination of such temporary increases in the Commitment Amounts of U.S. Bank, Comerica, and National City Bank, the Borrower shall repay the Warehousing Advances in the amount of such excess on the first Business Day following the Reduction Date. Provided there is no Default or Event of Default or any other failure to satisfy the Date, the Agent shall request that each of the Lenders (other than U.S. Bank, Comerica, and National City Bank) make Warehousing Advances on the first Business Day following the Reduction Date in the amount, if any, required to increase its outstanding Warehousing Advances to its Commitment Percentage of all outstanding Warehousing Advances, and shall deliver the proceeds of such Warehousing Advances to the Agent; provided,
                                                                --------
however, that should any Lender fail to make such Warehousing Advances on the
-------
first Business Day following the Reduction Date, the Borrower shall repay the Warehousing Advances in the amount that such Lender failed to deliver to the Agent. The Agent shall distribute to U.S. Bank, Comerica, and National City Bank on the first Business Day following the Reduction Date, out of any payments made by the Borrower as set forth above and the proceeds of Warehousing Advances made by the other lenders as set forth above, the amount required to reduce U.S. Bank's, Comerica's, and National City Bank's outstanding Warehousing Advances to its respective Commitment Percentage of all outstanding Warehouse Advances.

     Section 2.03. Schedule1.1(a). Schedule 1.1(a) of the Loan Agreement is
                   --------------
hereby amended and restated in its entirety to read as set forth in Schedule 1.1(a) hereto.

                                   Article III
                                   -----------

                              Conditions Precedent
                              --------------------

     Section 3.01. Delivery of Documents. The obligation of U.S. Bank, Comerica
                   ---------------------
and National City is to increase their respective Commitment Amounts as provided hereunder shall be subject to the delivery to the Agent by the Borrower of the following documents and the satisfaction of the following conditions:

          (a) a new Committed Warehousing Promissory Note payable to U.S. Bank, Comerica and National City, respectively, in the amount of such Lender's respective increased Commitment Amount (each, a "New Note"), duly executed
                                                      --------
     by the Borrower;

          (b) a certificate of the Secretary or Assistant Secretary of the Borrower certifying (i) resolutions of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the New Notes, and identifying the officers of the Borrower authorized to sign such instruments, and (ii) specimen signatures of the officers so authorized; and

          (c) such other documents as the Agent, U.S. Bank, Comerica and National City may reasonably request.

                                   Article IV
                                   ----------

                                  Miscellaneous
                                  -------------

     Section 4.01. Applicable Law. This Agreement shall be governed by and
                   --------------
construed in accordance with the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

     Section 4.02. Counterparts. This Agreement may be executed in one or more
                   ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                [Remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                                         NVR MORTGAGE FINANCE, INC.


                                         By:____________________________

                                         Its:___________________________

                                         U.S. BANK NATIONAL ASSOCIATION, as
                                         Agent and Lender


                                         By:____________________________

                                         Its:___________________________

                                         NATIONAL CITY BANK OF KENTUCKY


                                         By:____________________________

                                         Its:___________________________

                                         COMERICA BANK


                                         By:____________________________

                                         Its:___________________________

           [Signature Page to Agreement to Increase Commitment Amount]